THE RBB FUND, INC.

Motley Fool Small-Mid Cap Growth Fund

(formerly, the Motley Fool Great America Fund) (the “Fund”)

Investor Shares (TMFGX)

Institutional Shares (FOGIX)

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Supplement dated December 28, 2017

to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) each dated December 31, 2017

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IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Based on the recommendation of Motley Fool Asset Management, LLC (the “Adviser”) and effective as of March 1, 2018, the Board of Directors of The RBB Fund, Inc. has changed an investment policy of the Fund.

Until March 1, 2018, please note the following changes:

Change in Investment Policy

The Fund currently has a non-fundamental policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by United States companies (“80% Policy”). As of March 1, 2018, the Fund will modify its 80% Policy to read as follows: “Under normal conditions, the Small-Mid Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by United States companies having smaller and mid-market capitalizations” Therefore, until March 1, 2018, the second paragraph of the section entitled “Summary Section – Principal Investment Strategies” in the Prospectus and the section entitled “Principal Investment Strategies” in the Summary Prospectus is deleted and replaced with the following:

Under normal market conditions, the Small-Mid Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by United States companies. The Adviser expects to focus on companies having smaller and mid-market capitalizations. For this purpose, the Adviser currently defines small and mid-market capitalization companies as having similar market capitalizations to the companies in the Russell 2500 Growth Index. That index is used for the purpose of determining range and not for targeting portfolio management. Under normal circumstances, the Small-Mid Cap Growth Fund seeks to stay fully invested and does not attempt to time the market.

Also effective until March 1, 2018, the first paragraph of the section entitled “Fund Goals and Strategies – Principal Investment Strategies – Small-Mid Cap Growth Fund” in the Prospectus is deleted and replaced with the following:

The Small-Mid Cap Growth Fund pursues its investment objective by investing in a focused portfolio of the common stocks of high-quality companies organized in the United States that are engaged in a broad range of industries. Under normal market conditions, the Small-Mid Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by United States companies. The Small-Mid Cap Growth Fund employs a growth at a reasonable price investment strategy and seeks long-term performance by acquiring securities of companies at prices that the Small-Mid Cap Growth Fund’s Adviser believes to be attractive. The Small-Mid Cap Growth Fund expects to focus its investments in companies with small and mid market capitalization. For this purpose, the Adviser defines small and mid market capitalization companies as having similar market capitalizations to the companies in the Russell 2500 Growth Index. That index is used for the purpose of determining range and not for targeting portfolio management.

Please retain this Supplement for your reference.